                                                                  EXHIBIT 10.53

                                                                 EXECUTION COPY


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         AMENDMENT dated as of August 31, 2000 (the "AMENDMENT") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 and amended as of May 15, 2000 and June 1, 2000 (as so amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "DIP LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the receipt of Net Proceeds by the Borrower since May 4, 2000 has reduced the Total Commitment from $25 million to $22.5 million; and

         WHEREAS, the Borrower has requested that the DIP Lenders reinstate the initial Total Commitment of $25 million and the DIP Lenders have agreed to do so as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date of the effectiveness this Amendment No. 3 (the "AMENDMENT NO. 3 EFFECTIVE DATE"), refer to the Credit Agreement as amended hereby.

         SECTION 2. REINSTATEMENT OF COMMITMENT SCHEDULE. On and as of the Amendment No. 3 Effective Date, the Commitment of each DIP Lender shall be the amount set forth on Annex A to the Credit Agreement (which is attached hereto), notwithstanding any reductions to the Commitments that took place prior to the Amendment No. 3 Effective Date.

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective if and only if the Agent shall have received duly executed counterparts hereof signed by the Borrower and each DIP Lender (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.







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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                                   LAROCHE INDUSTRIES INC.



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   LAROCHE FORTIER INC.



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   THE CHASE MANHATTAN BANK




                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   HIBERNIA NATIONAL BANK



                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                   WACHOVIA BANK, N.A.



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   THE BANK OF NOVA SCOTIA



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   PERRY CAPITAL LLC



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   AMSOUTH BANK


                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                   BHF (USA) CAPITAL CORPORATION



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   COMERICA BANK



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   NATIONAL BANK OF CANADA



                                                   By:__________________________
                                                      Name:
                                                      Title:



                                                   BNP PARIBAS



                                                   By:__________________________
                                                      Name:
                                                      Title:

                              COMMITMENT SCHEDULE

                                                   COMMITMENT         COMMITMENT
LENDERS                                            AMOUNT             PERCENTAGE
ORIGINAL LENDER

The Chase Manhattan Bank, N.A.                     $3,281,250.00      13.1250%
380 Madison Avenue
New York, NY 10017
Attn:  Mr. Patrick A. Daniello

NEW LENDERS

AmSouth Bank                                       $2,265,625.00       9.0625%
1900 5th Avenue North
AST-64
Birmingham, AL 35203
Attn: Ms. Darlene Chandler


BHF (USA) Capital Corporation                      $2,265,625.00       9.0625%
590 Madison Avenue
New York, NY 10022-2540
Attn: Mr. Jeffrey Frost

The Bank of Nova Scotia                            $2,656,250.00      10.6250%
165 Broadway
26th Floor
New York, NY 10006
Attn: Ms. Diane Emanuel


BNP Paribas                                        $1,562,500.00       6.2500%
787 Seventh Avenue
New York, NY 10019
Attn: Ms. Amy Kirschner

                                                   COMMITMENT         COMMITMENT
LENDERS                                            AMOUNT             PERCENTAGE
Comerica Bank                                      $2,265,625.00       9.0625%
Comerica Tower at Detroit Center
500 Woodward Avenue
MC 3280
Detroit, MI 48226-3205
Attn: Mr. John F. Regan


Hibernia National Bank                             $3,125,000.00      12.5000%
225 Baronne Street, 10th Floor
New Orleans, LA 70112
Attn: Ms. Tammy Angelety


National Bank of Canada                            $1,796,875.00       7.1875%
125 West 55th Street
23rd Floor
New York, NY 10019
Attn: Ms. Loriann Curnyn


Perry Capital LLC                                  $2,656,250.00      10.6250%
599 Lexington Avenue
New York, NY 10022
Attn: Mr. Jed Bonnem


Wachovia Bank, N.A.                                $3,125,000.00      12.5000%
191 Peachtree Street, NE
Atlanta, GA 30303
Attn: Mr. Christopher Tierney








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